Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 7th day of April, 2015.

  /s/   Carl Richard

Signature

Carl Richard

printed name

Exhibit 24.1 (continued)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 1st day of April, 2015.

  /s/   Joseph H. Scheib

Signature

Joseph H. Scheib

printed name

Exhibit 24.1 (continued)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 9th day of April, 2015.

  /s/   James H. Hartung

Signature

James H. Hartung

printed name

Exhibit 24.1 (continued)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 1st day of April, 2015.

  /s/   Mark D. Hagans

Signature

Mark D. Hagans

printed name

Exhibit 24.1 (continued)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 7th day of April, 2015.

  /s/   Thomas L. Kovacik

Signature

Thomas L. Kovacik

printed name

Exhibit 24.1 (continued)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 1st day of April, 2015.

  /s/   Michael Burton-Prateley

Signature

Michael Burton-Prateley

printed name

Exhibit 24.1 (continued)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2014 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 7th day of April, 2015.

  /s/   Gene K. Richard

Signature

Gene K. Richard

printed name